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                       CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Financial Highlights" in the Prospectus and "Auditors" in the Statement of Additional Information and to the incorporation by reference of our report dated July 24, 1998, in this Registration Statement (Form N-1A No. 333-27917) of PaineWebber S&P 500 Index Fund.

                                           /s/ Ernst & Young LLP
                                           ---------------------
                                           ERNST & YOUNG LLP

New York, New York
September 28, 1998